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EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
SITEL Corporation:


We consent to the use of our reports included herein and incorporated by reference and to reference to our Firm under the headings "Summary Historical Consolidated Financial Data," "Selected Historical Financial Data," and "Experts" in Amendment No. 1 to the Registration Statement (No. 333-50989) on Form S-4.

                                              KPMG PEAT MARWICK LLP

Omaha, Nebraska
August 18, 1998